Exhibit 99.1

SEMTECH CORPORATION ANNOUNCES PROPOSED PRIVATE OFFERING OF $350 MILLION OF CONVERTIBLE SENIOR NOTES DUE 2030

CAMARILLO, CALIFORNIA OCTOBER 6, 2025 – Semtech Corporation (Nasdaq: SMTC) (the “Company” or “Semtech”) today announced that, subject to market and other conditions, it intends to offer $350 million in aggregate principal amount of 0% convertible senior notes due 2030 (the “Notes”) in a private placement (the “Offering”) to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). Semtech also intends to grant the initial purchasers of the Notes an option to purchase, for settlement by (and including) October 15, 2025, up to an additional $52.5 million aggregate principal amount of Notes.

Semtech expects to use the net proceeds from the Offering, together with shares of Semtech’s common stock, as the consideration for exchanges of certain of its existing 1.625% convertible senior notes due 2027 (the “2027 Notes”) and its 4.00% convertible senior notes due 2028 (the “2028 Notes” and together with the 2027 Notes, the “Existing Notes”), in each case, pursuant to individually privately negotiated transactions (the “Exchanges”) and to repay a portion of the term loans under Semtech’s senior credit facilities. Semtech also intends to use cash on hand to pay the cost of entering into the capped call transactions described below (the cost of which is expected to be partially offset by the proceeds from the proportional termination and unwinding of the related note hedges and warrants that Semtech entered into in connection with the issuance of the 2027 Notes). If the initial purchasers exercise their option to purchase additional Notes, Semtech expects to use cash on hand to enter into additional capped call transactions, and Semtech expects to use any net proceeds from the sale of such additional Notes to repay a portion of the term loans under Semtech’s senior credit facilities.

The Notes will be senior unsecured obligations of Semtech. Semtech will settle conversions by paying cash up to the aggregate principal amount of the Notes to be converted and paying or delivering, as the case may be, cash, shares of Semtech’s common stock or a combination of cash and shares of Semtech’s common stock, at Semtech’s election, in respect of the remainder, if any, of Semtech’s conversion obligation in excess of the aggregate principal amount of the Notes being converted, based on the then applicable conversion rate. The initial conversion rate and other terms of the Notes will be determined at the time of pricing of the Offering. The Notes will be jointly and severally and fully and unconditionally guaranteed on a senior unsecured basis by each of Semtech’s current and future direct and indirect wholly-owned domestic subsidiaries that guarantee Semtech’s borrowings under its senior credit facilities.

In connection with the pricing of the Notes, Semtech expects to enter into privately negotiated capped call transactions (the “capped call transactions”) with one or more of the initial purchasers or their respective affiliates and/or other financial institutions (the “option counterparties”). The capped call transactions will cover, subject to customary adjustments, the number of shares of Semtech’s common stock initially underlying the Notes. The capped call transactions are expected generally to reduce the potential dilution to Semtech’s common stock upon any conversion of the Notes and/or offset any cash payments Semtech may be required to make in excess of the principal amount of converted notes, as the case may be, with such reduction and/or offset subject to a cap. If the initial purchasers exercise their option to purchase additional Notes, Semtech expects to enter into additional capped call transactions with the option counterparties.

In connection with establishing their initial hedges of the capped call transactions, the option counterparties or their respective affiliates expect to purchase shares of Semtech’s common stock and/or enter into various derivative transactions with respect to Semtech’s common stock concurrently with or shortly after the pricing of the Notes. This activity could increase (or reduce the size of any decrease in) the market price of Semtech’s common stock, the Notes, the 2027 Notes or the 2028 Notes at that time. In addition, the option counterparties or their respective affiliates may modify their hedge positions by entering into or unwinding various derivatives with respect to Semtech’s common stock and/or purchasing or selling common stock or other securities of Semtech in secondary market transactions following the pricing of the Notes and prior to the maturity of the Notes (and are likely to do so during the 20 trading day period beginning on the 21st scheduled trading day prior to the maturity date of the Notes or, to the extent Semtech exercises the relevant termination election under the capped call transactions, following any repurchase, redemption or early conversion of the Notes or if Semtech otherwise unwinds all or a portion of the capped call transactions). This activity could also cause or avoid an increase or a decrease in the market price of Semtech’s common stock or the Notes, which could affect the ability of holders to convert the Notes and, to the extent the activity occurs during any observation period related to a conversion of the Notes, it could affect the number of shares of common stock, if any, and value of the consideration that a holder will receive upon conversion of its Notes.

The terms of the Exchanges are anticipated to be individually negotiated with holders of the Existing Notes and will depend on several factors, including the market price of Semtech’s common stock and the trading price of the Existing Notes at the time of the Exchanges. No assurance can be given as to how much, if any, of the Existing Notes will be exchanged or the terms on which they will be exchanged. Semtech expects that some or all of the holders of the Existing Notes Semtech exchanges may enter into derivatives with respect to Semtech’s common stock or purchase shares of Semtech’s common stock in open market transactions to unwind hedge positions that they have with respect to their investment in the Existing Notes. Any open market purchases, in turn, may place upward pressure on the trading price of Semtech’s common stock, causing its common stock to trade at higher prices than would be the case in the absence of these purchases. Further, the number of shares of Semtech’s common stock to be purchased by the hedged holders may be substantial in relation to the historic average daily trading volume of Semtech’s common stock. This activity by the hedged holders could increase (or reduce the size of any decrease in) the market price of Semtech’s common stock, impact the initial conversion price for the Notes and further affect the market price of the Notes.

In connection with any exchanges of the 2027 Notes, Semtech expects to proportionally terminate and unwind the related note hedges and warrants. In connection with such termination and unwind and any exchanges of the 2027 Notes, Semtech expects certain financial intermediaries may sell shares of Semtech’s common stock or other securities of Semtech in secondary market transactions, and/or enter into or unwind various derivative transactions with respect to Semtech’s common stock. This activity could decrease (or reduce the size of any increase in) the market price of Semtech’s common stock at that time and it could decrease (or reduce the size of any increase in) the market value of the Notes and could also impact the initial conversion price of the Notes. Depending on when it occurs, the hedge unwind activity of the existing counterparties may to some extent offset the hedge unwind activity of the holders of the Existing Notes described above or the initial hedging activities of the option counterparties described below (including on a net basis if any counterparty to the note hedge and warrant transactions becomes an option counterparty).

The potential effect, if any, of these transactions and activities on the market price of Semtech’s common stock or the Notes will depend in part on market conditions and cannot be ascertained at this time, but any of these activities could adversely affect the value of Semtech’s common stock, which could affect a holder’s ability to convert the Notes, the 2027 Notes or the 2028 Notes, the value of the Notes, the 2027 Notes or the 2028 Notes and the amount of cash and the number of and value of the shares of Semtech’s common stock, if any, holders would receive upon conversion of the Notes, the 2027 Notes or the 2028 Notes.

Neither the Notes, the guarantees nor the shares of Semtech’s common stock potentially issuable upon conversion of the Notes, if any, have been, or will be, registered under the Securities Act, the securities laws of any other jurisdiction or any state securities laws and, unless so registered, may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state laws. The Notes will be offered and sold only to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the

Securities Act. This press release is for informational purposes only and does not constitute an offer to sell, or a solicitation of an offer to buy, any securities, including the Notes, the guarantees or any shares of Semtech’s common stock, nor shall there be any sale of the Notes or the guarantees in any state or jurisdiction in which such offer, solicitation or sale is unlawful. No assurance can be made that the Offering will be consummated on its proposed terms or at all. Further, this press release does not constitute an offer to buy or the solicitation of an offer to sell any securities, including the Existing Notes.

About Semtech Corporation

Semtech Corporation (Nasdaq: SMTC) is a leading provider of high-performance semiconductor, Internet of Things (IoT) systems and cloud connectivity service solutions dedicated to delivering high-quality technology solutions that enable a smarter, more connected and sustainable planet. Our global teams are committed to empowering solution architects and application developers to develop breakthrough products for the infrastructure, industrial and consumer markets.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, as amended, including statements relating to matters such as the proposed terms of the Notes, the timing and size of the Offering, the granting of an option to purchase additional Notes, the intended use of the net proceeds, expected exchanges of existing indebtedness, expected derivative transactions and the effects of the foregoing transactions. Statements containing words such as “may,” “believes,” “sees,” “anticipates,” “expects,” “intends,” “positions,” “plans,” “projects,” “estimates,” “develops,” “should,” “could,” “will,” “designed to,” “projections,” or “outlook,” or other similar expressions constitute forward-looking statements. Forward-looking statements involve known and unknown risks and uncertainties that could cause actual results and events to differ materially from those projected. Please refer to the publicly filed documents of the Company, including its most recent Annual Report on Form 10-K, for additional information about the Company and the risks and uncertainties related to the Company’s business which may affect the statements made in this press release. Investors are cautioned not to place undue reliance on any forward-looking information contained herein, which speak only as of the date hereof. Except as required by law, the Company assumes no obligation to publicly release the results of any update or revision to any forward-looking statement that may be made to reflect new information, events or circumstances after the date hereof or to reflect the occurrence of unanticipated or future events, or otherwise.

Contact:

Mitch Haws

Semtech Corporation

webir@semtech.com